Exhibit 10.16

MANSCAPED

AMENDMENT NO. ONE TO MASTER SUPPLY AGREEMENT

Amendment to Master Supply Agreement, dated June 14, 2021 (the “Amendment No. 1”), between Ningbo Unibono Appliance Co., Ltd. (“Seller”) and MANSCAPED, Inc. (“Buyer”), and together, the “Parties”, and each, a “Party”.

WHEREAS, the Parties have entered into a Master Supply Agreement, dated December 15, 2020 (the “Existing Agreement”).

WHEREAS, the Parties desire to amend the Existing Agreement subject to the terms and conditions of Amendment No. 1.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Definitions. Capitalized terms used and not defined in this Amendment No. 1 have the meanings assigned to them in the Existing Agreement.

2.	Amendments to the Existing Agreement. As of the Effective Date (defined below), the Existing Agreement is amended as follows:

a.	Section 18.3 of the Existing Agreement is removed entirely and replaced with the following:

Section 18.3 Choice of Law. This Agreement and all matters arising out of or relating to it, including all Purchase Orders are governed, construed, and enforced according to the laws of the state of California, U.S.A. Any controversy or claim arising out of or relating to this contract, or the breach thereof, shall be determined by arbitration administered by the International Centre for Dispute Resolution in accordance with its International Arbitration Rules. The seat of arbitration shall be San Diego. The language of the arbitration shall be English. The number of arbitrators shall be one.

3.	Date of Effectiveness; Limited Effect. This Amendment No. 1 will become effective on the date first written above (the “Effective Date”). Except as expressly provided in this Amendment No. 1, the terms and provisions of the Existing Agreement are and will remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment on the date first written above.

Ningbo Unibono Appliance Co., Ltd.		MANSCAPED, Inc.

Signature:	/s/ Lilly Cai	Signature:	/s/ Kevin Datoo
Name:	Lilly Cai	Name:	Kevin Datoo
Title:	Sales Manager	Title:	President